                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                               -----------------------

                                     FORM 8-K/A

                                    CURRENT REPORT
                         PURSUANT TO SECTIONS 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                     June 2, 1999
                   Date of Report (Date of earliest event reported)


                                 @ Entertainment, Inc.
-------------------------------------------------------------------------------
                (Exact name of Registrant as Specified in Charter)



          Delaware                    000-22877             06-1487156
-------------------------           -------------       -------------------
(State or Other Juris. of            (Commission           (IRS Employer
 Incorporation)                      File Number)        Identification No.)


                          One Commercial Plaza
                    Hartford, Connecticut 06103-3585
                    ------------------------------
                         (Address of Principal
                           Executive Offices)


                             (860) 549-1674
                     -------------------------------
                     (Registrant's telephone number,
                         including area code)

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Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by @ Entertainment, Inc. on June 2, 1999 solely to add Exhibit 2.1 as required by Item 7(c).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

               Number            Description
               ------            -----------

                2.1 Agreement and Plan of Merger, dated as of June 2, 1999, among United Pan-Europe
                                 Communications N.V., Bison Acquisition
                                 Corp. and @ Entertainment, Inc.

                                       2

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             @ Entertainment, Inc.



Date: June 8, 1999                       By:   /s/ DONALD MILLER-JONES
                                             --------------------------------
                                             By:  Donald Miller-Jones
                                             Its: Chief Financial Officer

                                  EXHIBIT INDEX

NUMBER   DESCRIPTION                                                        PAGE

2.1 Agreement and Plan of Merger, dated as of June 2, 1999, among United Pan-Europe Communications N.V., Bison Acquisition
         Corp. and @ Entertainment, Inc.